VANGUARD CONVERTIBLE SECURITIES FUND

CIK No.  0000791107
File No. 811-4627



EXHIBIT INDEX

The exhibit to Item number 77P is hereby Incorporated by Reference, see File Number 2-11444, filed on 7/19/2000.